UNITED STATES
SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

April 29, 2005

ENERGYSOUTH, INC.

(Exact name of registrant as specified in its charter)

Alabama	333-42057	58-2358943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama		36606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(251) 450-4774

Not Applicable
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index at page: 3

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2005, EnergySouth, Inc. issued a press release announcing earnings for the three and six-month periods ended March 31, 2005 and the declaration of a dividend on outstanding Common Stock. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	EnergySouth, Inc. press release dated April 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYSOUTH, INC.
Date: May 5, 2005	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr. Secretary

EXHIBIT INDEX

Exhibit		Page
Number	Description	Number
99.1	EnergySouth, Inc. press release dated April 29, 2005	4

3